                                                                    EXHIBIT 20.3


                  Olympic Automobile Receivables Trust 1997 - A


                         Monthly Servicer's Certificate




         Accounting Date:                                June 30, 1998
                                               ------------------------
         Determination Date:                              July 7, 1998
                                               ------------------------
         Distribution Date:                              July 15, 1998
                                               ------------------------
         Monthly Period Ending:                          June 30, 1998
                                               ------------------------


         This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

         Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



   I.    Collection Account Summary

         Available Funds:
                         Payments Received                                                  $20,565,758.94
                         Liquidation Proceeds (excluding Purchase Amounts)                   $3,622,412.03
                         Current Monthly Advances                                               258,339.67
                         Amount of withdrawal, if any, from the Reserve Account                      $0.00
                         Monthly Advance Recoveries                                            (325,583.11)
                         Purchase Amounts-Warranty and Administrative Receivables                    $0.00
                         Purchase Amounts - Liquidated Receivables                                   $0.00
                         Income from investment of funds in Trust Accounts                      $81,600.34
                                                                                         ------------------
         Total Available Funds                                                                                   $24,202,527.87
                                                                                                              ==================

         Amounts Payable on Distribution Date:
                         Reimbursement of Monthly Advances                                           $0.00
                         Backup Servicer Fee                                                         $0.00
                         Basic Servicing Fee                                                   $427,453.83
                         Trustee and other fees                                                      $0.00
                         Class A-1 Interest Distributable Amount                                     $0.00
                         Class A-2 Interest Distributable Amount                               $397,605.59
                         Class A-3 Interest Distributable Amount                               $688,906.67
                         Class A-4 Interest Distributable Amount                               $912,759.38
                         Class A-5 Interest Distributable Amount                               $471,296.67
                         Noteholders' Principal Distributable Amount                        $16,895,431.55
                         Certificate Holders Interest Distributable Amount                     $317,960.62
                         Certificate Holders Principal Distributable Amount                  $2,127,888.10
                         Amounts owing and not paid to Security Insurer under
                            Insurance Agreement                                                      $0.00
                         Supplemental Servicing Fees (not otherwise paid to Servicer)                $0.00
                         Spread Account Deposit                                              $1,963,225.47
                                                                                         ------------------
         Total Amounts Payable on Distribution Date                                                              $24,202,527.87
                                                                                                              ==================


                                 Page 1 (1997-A)

  II.    Available Funds

         Collected Funds (see V)
                            Payments Received                                                       $20,565,758.94
                            Liquidation Proceeds (excluding Purchase Amounts)                        $3,622,412.03   $24,188,170.97
                                                                                                   ----------------

         Purchase Amounts                                                                                                     $0.00

         Monthly Advances
                            Monthly Advances - current Monthly Period (net)                            ($67,243.44)
                            Monthly Advances - Outstanding Monthly Advances
                               not otherwise reimbursed to the Servicer                                      $0.00      ($67,243.44)
                                                                                                   ----------------

         Income from investment of funds in Trust Accounts                                                               $81,600.34
                                                                                                                    ----------------

         Available Funds                                                                                             $24,202,527.87
                                                                                                                    ================

  III.   Amounts Payable on Distribution Date

             (i)(a)      Taxes due and unpaid with respect to the Trust
                         (not otherwise paid by OFL or the Servicer)                                                          $0.00

             (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                         to Servicer and to be reimbursed on the Distribution Date)                                           $0.00

             (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                      $0.00

             (ii)        Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                            Owner Trustee                                                                    $0.00
                            Administrator                                                                    $0.00
                            Indenture Trustee                                                                $0.00
                            Indenture Collateral Agent                                                       $0.00
                            Lockbox Bank                                                                     $0.00
                            Custodian                                                                        $0.00
                            Backup Servicer                                                                  $0.00
                            Collateral Agent                                                                 $0.00            $0.00
                                                                                                   ----------------

            (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                           $427,453.83

            (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                         $0.00

            (iii)(c)     Servicer reimbursements for mistaken deposits or postings of checks
                         returned for insufficient funds (not otherwise reimbursed to Servicer)                               $0.00

              (iv)       Class A-1 Interest Distributable Amount                                                              $0.00
                         Class A-2 Interest Distributable Amount                                                        $397,605.59
                         Class A-3 Interest Distributable Amount                                                        $688,906.67
                         Class A-4 Interest Distributable Amount                                                        $912,759.38
                         Class A-5 Interest Distributable Amount                                                        $471,296.67

               (v)       Noteholders' Principal Distributable Amount
                            Payable to Class A-1 Noteholders                                                                  $0.00
                            Payable to Class A-2 Noteholders                                                         $16,895,431.55
                            Payable to Class A-3 Noteholders                                                                  $0.00
                            Payable to Class A-4 Noteholders                                                                  $0.00
                            Payable to Class A-5 Noteholders                                                                  $0.00

              (vi)       Certificate Holders Interest Distributable Amount                                              $317,960.62

              (vii)      Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                         Distribution Account of any funds in the Class A-1 Holdback Subaccount
                         (applies only on the Class A-1 Final Scheduled Distribution Date)                                    $0.00

             (viii)      Certificate Principal Distributable Amount                                                   $2,127,888.10

              (ix)       Amounts owing and not paid to Security Insurer under Insurance Agreement                             $0.00
                                                                                                                    ----------------

                         Total amounts payable on Distribution Date                                                  $22,239,302.40
                                                                                                                    ================

                                    Page 2 (1997-A)

  IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from
         Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
         Class A-1 Maturity Shortfall

         Spread Account deposit:

                         Amount of excess, if any, of Available Funds
                            over total amounts payable (or amount of such
                            excess up to the Spread Account Maximum Amount)                                           $1,963,225.47

         Reserve Account Withdrawal on any Determination Date:

                         Amount of excess, if any, of total amounts payable over Available Funds
                            (excluding amounts payable under item (vii) of Section III)                                       $0.00

                         Amount available for withdrawal from the Reserve Account (excluding the
                            Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                            (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                            of transfers of Subsequent Receivables)                                                           $0.00

                         (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the
                            Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                         Amount of withdrawal, if any, from the Reserve Account                                               $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

                            Amount by which (a) the remaining principal balance of the Class A-1 Notes
                            exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III         $0.00

                            Amount available in the Class A-1 Holdback Subaccount                                             $0.00

                            (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                            of Section III) shall be withdrawn by the Indenture Trustee from the
                            Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                            Account for payment to the Class A-1 Noteholders)

                            Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                              $0.00

         Deficiency Claim Amount:

                         Amount of excess, if any, of total amounts payable over funds available for withdrawal
                         from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                          $0.00

                         (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

                         Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2
                         Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
                         and the Class A-5 Prepayment Amount over
                         (b) the amount on deposit in the Pre-Funding Account                                                 $0.00

         Class A-1 Maturity Shortfall:

                         Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of (a)
                         the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or
                         pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                                     $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity
         Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the
         Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the
         Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)

                                    Page 3 (1997-A)

   V.    Collected Funds

         Payments Received:
                            Supplemental Servicing Fees                                                     $0.00
                            Amount allocable to interest                                             6,624,002.14
                            Amount allocable to principal                                           13,941,756.80
                            Amount allocable to Insurance Add-On Amounts                                    $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed to the
                               Servicer prior to deposit in the Collection Account)                         $0.00
                                                                                                  ----------------

         Total Payments Received                                                                                     $20,565,758.94

         Liquidation Proceeds:
                            Gross amount realized with respect to Liquidated Receivables             3,815,148.95

                            Less: (i) reasonable expenses incurred by Servicer
                               in connection with the collection of such Liquidated
                               Receivables and the repossession and disposition
                               of the related Financed Vehicles and (ii) amounts
                               required to be refunded to Obligors on such Liquidated Receivables     (192,736.92)
                                                                                                  ----------------

         Net Liquidation Proceeds                                                                                     $3,622,412.03

         Allocation of Liquidation Proceeds:
                            Supplemental Servicing Fees                                                     $0.00
                            Amount allocable to interest                                                    $0.00
                            Amount allocable to principal                                                   $0.00
                            Amount allocable to Insurance Add-On Amounts                                    $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed to the
                               Servicer prior to deposit in the Collection Account)                         $0.00             $0.00
                                                                                                  ----------------  ----------------

         Total Collected Funds                                                                                       $24,188,170.97
                                                                                                                    ================

  VI.    Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                              $0.00
                            Amount allocable to interest                                                    $0.00
                            Amount allocable to principal                                                   $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed to the
                               Servicer prior to deposit in the Collection Account)                         $0.00

         Purchase Amounts - Administrative Receivables                                                                        $0.00
                            Amount allocable to interest                                                    $0.00
                            Amount allocable to principal                                                   $0.00
                            Amount allocable to Outstanding Monthly Advances (reimbursed to the
                               Servicer prior to deposit in the Collection Account)                         $0.00
                                                                                                  ----------------

         Total Purchase Amounts                                                                                               $0.00
                                                                                                                    ================

  VII.   Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                                   $685,947.28

         Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                            Payments received from Obligors                                          ($325,583.11)
                            Liquidation Proceeds                                                            $0.00
                            Purchase Amounts - Warranty Receivables                                         $0.00
                            Purchase Amounts - Administrative Receivables                                   $0.00
                                                                                                  ----------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                                    ($325,583.11)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                                   ($325,583.11)

         Remaining Outstanding Monthly Advances                                                                         $360,364.17

         Monthly Advances - current Monthly Period                                                                      $258,339.67
                                                                                                                    ----------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                     $618,703.84
                                                                                                                    ================


                               Page 4 (1997-A)

VIII.   Calculation of Interest and Principal Payments

A.  Calculation of Principal Distribution Amount

         Payments received allocable to principal                                                               $13,941,756.80
         Aggregate of Principal Balances as of the Accounting Date of all
            Receivables that became Liquidated Receivables
            during the Monthly Period                                                                            $5,081,562.86
         Purchase Amounts - Warranty Receivables allocable to principal                                                  $0.00
         Purchase Amounts - Administrative Receivables allocable to principal                                            $0.00
         Amounts withdrawn from the Pre-Funding Account                                                                  $0.00
         Cram Down Losses                                                                                                $0.00
                                                                                                              -----------------

         Principal Distribution Amount                                                                          $19,023,319.66
                                                                                                              =================

B.  Calculation of Class A-1 Interest Distributable Amount

         Class A-1 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-1 Noteholders on such Distribution Date)                          $0.00

         Multiplied by the Class A-1 Interest Rate                                                    5.500%

         Multiplied by actual days in the period or in the case of the first
            Distribution Date, by 25/360                                                         0.08611111              $0.00
                                                                                           -----------------

         Plus any unpaid Class A-1 Interest Carryover Shortfall                                                          $0.00
                                                                                                              -----------------

         Class A-1 Interest Distributable Amount                                                                         $0.00
                                                                                                              =================

C.  Calculation of Class A-2 Interest Distributable Amount

         Class A-2 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-2 Noteholders on such Distribution Date)                 $77,898,237.88

         Multiplied by the Class A-2 Interest Rate                                                    6.125%

         Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360             0.08333333        $397,605.59
                                                                                           -----------------

         Plus any unpaid Class A-2 Interest Carryover Shortfall                                                          $0.00
                                                                                                              -----------------

         Class A-2 Interest Distributable Amount                                                                   $397,605.59
                                                                                                              =================

D.  Calculation of Class A-3 Interest Distributable Amount

         Class A-3 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-3 Noteholders on such Distribution Date)                $129,170,000.00

         Multiplied by the Class A-3 Interest Rate                                                    6.400%

         Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360             0.08333333        $688,906.67
                                                                                           -----------------

         Plus any unpaid Class A-3 Interest Carryover Shortfall                                                          $0.00
                                                                                                              -----------------

         Class A-3 Interest Distributable Amount                                                                   $688,906.67
                                                                                                              =================

E.  Calculation of Class A-4 Interest Distributable Amount

         Class A-4 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-4 Noteholders on such Distribution Date)                $165,330,000.00

         Multiplied by the Class A-4 Interest Rate                                                    6.625%

         Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360             0.08333333        $912,759.38
                                                                                           -----------------

         Plus any unpaid Class A-4 Interest Carryover Shortfall                                                          $0.00
                                                                                                              -----------------

         Class A-4 Interest Distributable Amount                                                                   $912,759.38
                                                                                                              =================


                               Page 5 (1997-A)

F.  Calculation of Class A-5 Interest Distributable Amount

         Class A-5 Monthly Interest Distributable Amount:

         Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-5 Noteholders on such Distribution Date)              $83,170,000.00

         Multiplied by the Class A-5 Interest Rate                                                 6.800%

         Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360          0.08333333        $471,296.67
                                                                                         ----------------

         Plus any unpaid Class A-5 Interest Carryover Shortfall                                                       $0.00
                                                                                                            ----------------

         Class A-5 Interest Distributable Amount                                                                $471,296.67
                                                                                                            ================


H.  Calculation of Noteholders' Interest Distributable Amount

         Class A-1 Interest Distributable Amount                                                   $0.00
         Class A-2 Interest Distributable Amount                                             $397,605.59
         Class A-3 Interest Distributable Amount                                             $688,906.67
         Class A-4 Interest Distributable Amount                                             $912,759.38
         Class A-5 Interest Distributable Amount                                             $471,296.67

         Noteholders' Interest Distributable Amount                                                           $2,470,568.30
                                                                                                            ================

I.  Calculation of Noteholders' Principal Distributable Amount:

         Noteholders' Monthly Principal Distributable Amount:

         Principal Distribution Amount                                                    $19,023,319.66

         Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%,
            (ii) for the Distribution Date on which the principal balance of the Class
            A-1 Notes is reduced to zero, 100% until the principal balance of the
            Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
            Accounting Date  for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the
            Aggregate Principal Balance (plus any funds remaining on deposit in the
            Pre-Funding Account) as of the Accounting Date for the preceding
            Distribution Date)                                                                     88.81%    $16,895,431.56
                                                                                         ----------------


         Unpaid Noteholders' Principal Carryover Shortfall                                                            $0.00
                                                                                                            ----------------

         Noteholders' Principal Distributable Amount                                                         $16,895,431.56
                                                                                                            ================

J.  Application of Noteholders' Principal Distribution Amount:

         Amount of Noteholders' Principal Distributable Amount payable to Class A-1
         Notes (equal to entire Noteholders' Principal Distributable Amount until the
         principal balance of the Class A-1 Notes is reduced to zero)                                                 $0.00
                                                                                                            ================

         Amount of Noteholders' Principal Distributable Amount payable to Class A-2
         Notes (no portion of the Noteholders' Principal Distributable Amount is
         payable to the Class A-2 Notes until the principal balance of the Class A-1
         Notes has been reduced to zero; thereafter, equal to the entire Noteholders'
         Principal Distributable Amount)                                                                     $16,895,431.55
                                                                                                            ================


                                   Page 6 (1997-A)

K.  Calculation of Certificate Holders Interest Distributable Amount

         Certificate Holders Monthly Interest Distributable Amount:

         Certificate Balance (as of the close of business
            on the preceding Distribution Date)                                               $57,376,352.37

         Multiplied by the Certificate Pass-Through Rate                                               6.650%

         Multiplied by 1/12 or in the case of the first Distribution Date, by 25/360              0.08333333         $317,960.62
                                                                                             ----------------

         Plus any unpaid Certificate Interest Carryover Shortfall                                                          $0.00
                                                                                                                 ----------------

         Certificate Holders Interest Distributable Amount                                                           $317,960.62
                                                                                                                 ================

L.  Calculation of Certificate Principal Distributable Amount:

         Certificate Holders Monthly Principal Distributable Amount:

         Principal Distribution Amount                                                        $19,023,319.66

         Multiplied by Certificateholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero,
            0%, (ii) for the Distribution Date on which the principal balance of the
            Class A-1 Notes is reduced to zero, 0% until the principal balance of the
            Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, 100% minus the Noteholders'
            Percentage (computed after giving effect to the retirement of the Class
            A-1 Notes) and (iii) for each Distribution Date thereafter, 100% minus
            Noteholders' Percentage)                                                                   11.19%      $2,127,888.10
                                                                                             ----------------

         Unpaid Certificate Holders Principal Carryover Shortfall                                                          $0.00
                                                                                                                 ----------------

         Certificate Holders Principal Distributable Amount                                                        $2,127,888.10
                                                                                                                 ================

  IX.    Pre-Funding Account

         A.  Withdrawals from Pre-Funding Account:

         Amount on deposit in the Pre-Funding Account as of the preceding
            Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                           $0.00
                                                                                                                ----------------
                                                                                                                           $0.00
                                                                                                                 ================

         Less: withdrawals from the Pre-Funding Account in respect of transfers of
            Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date
            (an amount equal to (a) $0 (the aggregate Principal Balance of Subsequent
            Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect
            to transfer of Subsequent Receivables over (ii) $0))                                                           $0.00

         Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been
            reduced to $100,000 or less as of the Distribution Date (see B below)                                          $0.00
                                                                                                                 ----------------

         Amount remaining on deposit in the Pre-Funding Account after
            Distribution Date
                         Pre-Funded Amount                                                             $0.00
                                                                                             ----------------
                                                                                                                           $0.00
                                                                                                                 ================


                                   Page 7 (1997-A)

  IX.    Pre-Funding Account (cont.)

         B.  Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

         Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
            Funding Period (May 1997 Distribution Date) or the Pre-Funded Amount being reduced
            to $100,000 or less on any Distribution Date                                                                       $0.00

         Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share
            (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
            Distribution Date)                                                                                                 $0.00

         Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share
            (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
            Distribution Date)                                                                                                 $0.00

         Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share
            (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
            Distribution Date)                                                                                                 $0.00

         Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share
            (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
            Distribution Date)                                                                                                 $0.00

         Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share
            (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
            Distribution Date)                                                                                                 $0.00

         Certificate Prepayment Amount (equal to the Certificateholders' pro rata share
            (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the Pre-Funded Amount as of the
            Distribution Date)                                                                                                 $0.00

         C.  Prepayment Premiums:

         Class A-1 Prepayment Premium                                                                                          $0.00
         Class A-2 Prepayment Premium                                                                                          $0.00
         Class A-3 Prepayment Premium                                                                                          $0.00
         Class A-4 Prepayment Premium                                                                                          $0.00
         Class A-5 Prepayment Premium                                                                                          $0.00

         Certificate Prepayment Premium                                                                                        $0.00




                                        Page 8 (1997-A)

   X.    Reserve Account

         Requisite Reserve Amount:

         Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
            Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,
            and Certificates:

                         Product of (x) 6.34% (weighted average interest of Class A-1 Interest Rate,
                         Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate, Class A-5
                         Interest Rate and Certificate Interest Rate (based on the outstanding Class A-1, Class A-2
                         Class A-3, Class A-4, and Class A-5 principal balance and the Certificate Balance), divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and
                         (z) 0 (the number of days until the May 1997 Distribution Date))                                     $0.00

                         Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded Amount on such
                         Distribution Date) and (z) 0 (the number of days until the April 1997 Distribution Date)            ($0.00)
                                                                                                                            --------


         Requisite Reserve Amount                                                                                            ($0.00)
                                                                                                                            ========

         Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
            Subaccount) as of the preceding Distribution Date or, in the case of the first
            Distribution Date, as of the Closing Date                                                                         $0.00

         Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
            Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
            from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                                   $0.00

         Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
            Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
            Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee to or upon the order of the
            General Partners from amounts withdrawn from the Pre-Funding Account in respect of
            transfers of Subsequent Receivables)                                                                             ($0.00)

         Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
            to cover the excess, if any, of total amount payable over Available Funds (see IV above)                          $0.00
                                                                                                                            --------

         Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
            Subaccount) after the Distribution Date                                                                          ($0.00)
                                                                                                                            ========

  XI.    Class A-1 Holdback Subaccount:

         Class A-1 Holdback Amount:

         Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,                      $0.00

         Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
            is greater than $0 (the Original Pool Balance after giving effect to the transfer of
            Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
            preceding the Distribution Date))                                                                                 $0.00

         Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
            a Class A-1 Maturity Shortfall (see IV above)                                                                     $0.00

         Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
            withdrawal to be released by the Indenture Trustee to the General Partners)                                       $0.00
                                                                                                                            --------

         Class A-1 Holdback Subaccount immediately following the Distribution Date                                            $0.00
                                                                                                                            ========

                                        Page 9 (1997-A)

  XII.   Calculation of Servicing Fees
         Aggregate Principal Balance as of the first day of the Monthly Period     $512,944,590.25
         Multiplied by Basic Servicing Fee Rate                                               1.00%
         Multiplied by Months per year                                                    0.083333%
                                                                                   ----------------

         Basic Servicing Fee                                                                         $427,453.83

         Less: Backup Servicer Fees (annual rate of 1 bp)                                                  $0.00

         Supplemental Servicing Fees                                                                       $0.00
                                                                                                    -------------

         Total of Basic Servicing Fees and Supplemental Servicing Fees                                                 $427,453.83
                                                                                                                  =================

 XIII.   Information for Preparation of Statements to Noteholders

           a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                   $77,898,237.88
                  Class A-3 Notes                                                                                  $129,170,000.00
                  Class A-4 Notes                                                                                  $165,330,000.00
                  Class A-5 Notes                                                                                   $83,170,000.00

           b.  Amount distributed to Noteholders allocable to principal
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                   $16,895,431.55
                  Class A-3 Notes                                                                                            $0.00
                  Class A-4 Notes                                                                                            $0.00
                  Class A-5 Notes                                                                                            $0.00

           c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                   $61,002,806.33
                  Class A-3 Notes                                                                                  $129,170,000.00
                  Class A-4 Notes                                                                                  $165,330,000.00
                  Class A-5 Notes                                                                                   $83,170,000.00

           d.  Interest distributed to Noteholders
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                      $397,605.59
                  Class A-3 Notes                                                                                      $688,906.67
                  Class A-4 Notes                                                                                      $912,759.38
                  Class A-5 Notes                                                                                      $471,296.67

           e.  Remaining Certificate Balance                                                                        $55,248,464.27

           f.  1. Class A-1 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
               2. Class A-2 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
               3. Class A-3 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
               4. Class A-4 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
               5. Class A-5 Interest Carryover Shortfall, if any (and change in amount from preceding statement)             $0.00
               7. Certificate Interest Carryover Shortfall, if any (and change in amount from preceding statement)           $0.00
               8. Certificate Principal Carryover Shortfall, if any (and change in amount from preceding statement)          $0.00

                                       Page 10 (1997-A)

XIV.  Information for Preparation of Statements to Noteholders (continued)
            g.    Amount distributed payable out of amounts withdrawn from or pursuant to:
                  1. Reserve Account                                                                         $0.00
                  2. Spread Account Class A-1 Holdback Subaccount                                            $0.00
                  3. Claim on the Note Policy                                                                $0.00

            h.    Remaining Pre-Funded Amount                                                                                 $0.00

            i.    Remaining Reserve Amount                                                                                   ($0.00)

            j.    Amount on deposit on Class A-1 Holdback Subaccount                                                          $0.00

            k.    Prepayment amounts
                     Class A-1 Prepayment Amount                                                                              $0.00
                     Class A-2 Prepayment Amount                                                                              $0.00
                     Class A-3 Prepayment Amount                                                                              $0.00
                     Class A-4 Prepayment Amount                                                                              $0.00
                     Class A-5 Prepayment Amount                                                                              $0.00

            l.     Prepayment Premiums
                     Class A-1 Prepayment Premium                                                                             $0.00
                     Class A-2 Prepayment Premium                                                                             $0.00
                     Class A-3 Prepayment Premium                                                                             $0.00
                     Class A-4 Prepayment Premium                                                                             $0.00
                     Class A-5 Prepayment Premium                                                                             $0.00

            m.    Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                     paid by the Trustee on behalf of the Trust                                                         $427,453.83

            n.    Note Pool Factors (after giving effect to distributions on the
                     Distribution Date)
                     Class A-1 Notes                                                                                     0.00000000
                     Class A-2 Notes                                                                                     0.25665940
                     Class A-3 Notes                                                                                     1.00000000
                     Class A-4 Notes                                                                                     1.00000000
                     Class A-5 Notes                                                                                     1.00000000

XV.   Information for Preparation of Statements to Certificateholders
            a.    Aggregate Certificate Balance as of first day of Monthly Period                                    $57,376,352.37

            b.    Amount distributed to Certificateholders allocable to principal                                     $2,127,888.10

            c.    Aggregate  Certificate Balance (after giving effect to
                     distributions on the Distribution Date)                                                         $55,248,464.27

            d.    Interest distributed to  Certificateholders                                                           $317,960.62

            e.    Remaining  Certificate Balance                                                                     $55,248,464.27

            f.    Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                     Class A-1 Notes                                                                                          $0.00
                     Class A-2 Notes                                                                                 $61,002,806.33
                     Class A-3 Notes                                                                                $129,170,000.00
                     Class A-4 Notes                                                                                $165,330,000.00
                     Class A-5 Notes                                                                                 $83,170,000.00

            g.    1.  Class A-1 Interest Carryover Shortfall, if any, (and change in
                      amount from preceding statement)                                                                        $0.00
                  2.  Class A-2 Interest Carryover Shortfall, if any, (and change in
                      amount from preceding statement)                                                                        $0.00
                  3.  Class A-3 Interest Carryover Shortfall, if any, (and change in
                      amount from preceding statement)                                                                        $0.00
                  4.  Class A-4 Interest Carryover Shortfall, if any, (and change in
                      amount from preceding statement)                                                                        $0.00
                  5.  Class A-5 Interest Carryover Shortfall, if any, (and change in
                      amount from preceding statement)                                                                        $0.00
                  7.  Certificate Interest Carryover Shortfall, if any, (and change in
                      amount from preceding statement)                                                                        $0.00
                  8.  Certificate Principal Carryover Shortfall, if any, (and change in
                      amount from preceding statement)                                                                        $0.00

            h.    Amount distributed payable out of amounts withdrawn from or pursuant to:
                  1.  Reserve Account                                                                        $0.00
                  2.  Spread Account                                                                         $0.00
                  3.  Claim on the Certificate Policy                                                        $0.00

            i.    Remaining Pre-Funded Amount                                                                                 $0.00

            j.    Remaining Reserve Amount                                                                                   ($0.00)

            k.    Certificate Prepayment Amount                                                                               $0.00

            l.    Certificate Prepayment Premium                                                                              $0.00

            m.    Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                     paid by the Trustee on behalf of the Trust                                                         $427,453.83

            n.    Certificate Pool Factor (after giving effect to distributions on the Distribution Date)                0.71288341

                                       Page 11 (1997-A)

  XVI.   Pool Balance and Aggregate Principal Balance

                         Original Pool Balance at beginning of Monthly Period                                    $774,999,994.84
                         Subsequent Receivables                                                                            $0.00
                                                                                                            ---------------------
                         Original Pool Balance at end of Monthly Period                                          $774,999,994.84
                                                                                                            =====================

                         Aggregate Principal Balance as of preceding Accounting Date                              512,944,590.25
                         Aggregate Principal Balance as of current Accounting Date                               $493,921,270.58

         Monthly Period Liquidated Receivables                        Monthly Period Administrative Receivables

                                          Loan #         Amount                                 Loan #           Amount
                                          ------         ------                                 ------           ------
                            see attached listing       5,081,562.86               see attached listing               --
                                                              $0.00                                               $0.00
                                                              $0.00                                               $0.00
                                                              $0.00                                               $0.00
                                                      -------------                                               -----
                                                      $5,081,562.86                                               $0.00
                                                      =============                                               =====

 XVIII.  Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date)
            of all Receivables delinquent more than 30 days with
            respect to all or any portion of a Scheduled Payment
            as of the Accounting Date                                                   29,957,588.54

         Aggregate Principal Balance as of the Accounting Date                        $493,921,270.58
                                                                                 ---------------------

         Delinquency Ratio                                                                                   6.06525581%
                                                                                                             -----------





         IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                              ARCADIA  FINANCIAL  LTD.

                              By:
                                  ---------------------------------------

                              Name:  Scott R. Fjellman
                                     -------------------------------------
                              Title:   Vice President / Securitization
                                     ------------------------------------


                                    Page 12 (1997-A)

                 OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                            PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING JUNE 30, 1998


   I.    ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION               $775,000,000.00

                     AGE OF POOL (IN MONTHS)                                         16

  II.    Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date)
            of all Receivables delinquent more than 30 days with
            respect to all or any portion of a Scheduled Payment
            as of the Accounting Date                                                      $29,957,588.54

         Aggregate Principal Balance as of the Accounting Date                            $493,921,270.58
                                                                                         -----------------

         Delinquency Ratio                                                                                       6.06525581%
                                                                                                            ================


  III.   Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                        6.06525581%

         Delinquency ratio - preceding Determination Date                                      6.80847875%

         Delinquency ratio - second preceding Determination Date                               5.92547226%
                                                                                         -----------------


         Average Delinquency Ratio                                                                               6.26640227%
                                                                                                            ================


  IV.    Default Rate

         Cumulative balance of defaults as of the preceding Accounting Date                                  $50,383,960.67

                    Add: Sum of Principal Balances (as of the Accounting Date)
                            of Receivables that became Liquidated Receivables
                            during the Monthly Period or that became Purchased
                            Receivables during Monthly Period (if delinquent more
                            than 30 days with respect to any portion of a Scheduled
                            Payment at time of purchase)                                                      $5,081,562.86
                                                                                                            ----------------

         Cumulative balance of defaults as of the current Accounting Date                                    $55,465,523.53

                         Sum of Principal Balances (as of the Accounting Date)
                            of 90+ day delinquencies                                         6,913,871.96

                            Percentage of 90+ day delinquencies applied to defaults                100.00%    $6,913,871.96
                                                                                         -----------------  ----------------

         Cumulative balance of defaults and 90+ day delinquencies as of the current
           Accounting Date                                                                                   $62,379,395.49
                                                                                                            ================




   V.    Cumulative Default Rate as a % of Original Principal Balance

         Cumulative Default Rate - current Determination Date                                   8.0489543%

         Cumulative Default Rate - preceding Determination Date                                 7.4479072%

         Cumulative Default Rate - second preceding Determination Date                          6.8312268%

                                Page 1 (1997-A)

  VI.  Net Loss Rate

       Cumulative net losses as of the preceding Accounting Date                                                    $26,744,990.75

                  Add: Aggregate of Principal Balances as of the Accounting Date
                          (plus accrued and unpaid interest thereon to the end of the
                          Monthly Period) of all Receivables that became Liquidated
                          Receivables or that became Purchased Receivables
                          and that were delinquent more than 30 days with
                          respect to any portion of a Scheduled Payment as of the
                          Accounting Date                                                        $5,081,562.86
                                                                                                ---------------

                       Liquidation Proceeds received by the Trust                               ($3,622,412.03)      $1,459,150.83
                                                                                                ---------------    ----------------

       Cumulative net losses as of the current Accounting Date                                                      $28,204,141.58

                       Sum of Principal Balances (as of the Accounting Date)
                          of 90+ day delinquencies                                               $6,913,871.96

                          Percentage of 90+ day delinquencies applied to losses                          40.00%      $2,765,548.78
                                                                                                ---------------    ----------------

       Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                            $30,969,690.36
                                                                                                                   ================




  VII. Cumulative Net Loss Rate as a % of Original Principal Balance

       Cumulative Net Loss Rate - current Determination Date                                                             3.9960891%

       Cumulative Net Loss Rate - preceding Determination Date                                                           3.8296669%

       Cumulative Net Loss Rate - second preceding Determination Date                                                    3.5172009%




 VIII. Classic/Premier Loan Detail

                                                                               Classic              Premier              Total
                                                                               -------              -------              -----
       Aggregate Loan Balance, Beginning                                  $ 258,907,242.30     $254,037,347.95     $512,944,590.25
         Subsequent deliveries of Receivables                                         0.00                0.00                0.00
         Prepayments                                                         (2,575,816.85)      (3,487,609.65)      (6,063,426.50)
         Normal loan payments                                                (3,730,555.70)      (4,147,774.61)      (7,878,330.31)
         Defaulted Receivables                                               (2,598,952.62)      (2,482,610.24)      (5,081,562.86)
         Administrative and Warranty Receivables                                      0.00                0.00                0.00
                                                                          -----------------    ----------------    ----------------
       Aggregate Loan Balance, Ending                                      $250,001,917.13     $243,919,353.45     $493,921,270.58
                                                                          =================    ================    ================

       Delinquencies                                                         19,842,463.23       10,115,125.31      $29,957,588.54
       Recoveries                                                            $1,992,298.27       $1,630,113.76       $3,622,412.03
       Net Losses                                                               606,654.35          852,496.48       $1,459,150.83


 VIII. Other Information Provided to FSA

             A.        Credit Enhancement Fee information:

                       Aggregate Principal Balance as of the Accounting Date                   $493,921,270.58
                       Multiplied by: Credit Enhancement Fee (19 bp's) * (30/360)                       0.0158%
                                                                                             ------------------
                          Amount due for current period                                                                 $78,204.20
                                                                                                                   ================


             B.        Dollar amount of loans that prepaid during the Monthly Period                                 $6,063,426.50
                                                                                                                   ================

                       Percentage of loans that prepaid during the Monthly Period                                       1.22760992%
                                                                                                                   ================



                                Page 2 (1997-A)

         Spread Account Information                                                                 $                        %

         Beginning Balance                                                                  $26,906,121.32              5.44745143%

         Deposit to the Spread Account                                                       $1,963,225.47              0.39747741%
         Spread Account Additional Deposit                                                           $0.00              0.00000000%
         Withdrawal from the Spread Account                                                          $0.00              0.00000000%
         Disbursements of Excess                                                            ($3,420,681.97)            -0.69255612%
         Interest earnings on Spread Account                                                   $125,824.12              0.02547453%
                                                                                     ----------------------    ---------------------

         Sub-Total                                                                          $25,574,488.94              5.17784725%
         Spread Account Recourse Reduction Amount                                            $9,000,000.00              1.82215275%
                                                                                     ----------------------    ---------------------
         Ending Balance                                                                     $34,574,488.94              7.00000000%
                                                                                     ======================    =====================


         Specified Balance pursuant to Section 3.03 of the
              Spread Account Agreement among Olympic Financial Ltd.,
              Olympic Receivables Finance Corp., Financial Security
              Assurance Inc. and Norwest Bank Minnesota, National Association               $34,574,488.94              7.00000000%
                                                                                     ======================    =====================


   X.    Trigger Events
         Cumulative Loss and Default Triggers as of March 3, 1997
         ---------------------------------------------------------------------------------------------------------------------
                                           Loss                         Default           Loss Event        Default Event
              Month                     Performance                   Performance         of Default         of Default
         ---------------------------------------------------------------------------------------------------------------------
                3                          0.85%                         2.04%              1.06%               2.56%
                6                          1.70%                         4.08%              2.12%               5.10%
                9                          2.46%                         5.91%              3.07%               7.39%
               12                          3.14%                         7.55%              3.92%               9.44%
               15                          4.04%                         9.72%              5.05%              12.16%
               18                          4.86%                        11.70%              6.07%              14.63%
               21                          5.58%                        13.42%              6.97%              16.78%
               24                          6.20%                        14.92%              7.75%              18.66%
               27                          6.52%                        15.70%              8.15%              19.63%
               30                          6.79%                        16.33%              8.48%              20.43%
               33                          7.02%                        16.89%              8.77%              21.11%
               36                          7.21%                        17.36%              9.02%              21.71%
               39                          7.31%                        17.59%              9.13%              21.99%
               42                          7.38%                        17.77%              9.23%              22.21%
               45                          7.44%                        17.92%              9.30%              22.40%
               48                          7.50%                        18.04%              9.37%              22.56%
               51                          7.54%                        18.14%              9.42%              22.69%
               54                          7.57%                        18.23%              9.46%              22.79%
               57                          7.60%                        18.29%              9.50%              22.87%
               60                          7.62%                        18.34%              9.52%              22.93%
               63                          7.63%                        18.37%              9.54%              22.97%
               66                          7.64%                        18.39%              9.55%              23.00%
               69                          7.65%                        18.40%              9.56%              23.01%
               72                          7.65%                        18.41%              9.56%              23.02%
         ---------------------------------------------------------------------------------------------------------------------

         Average Delinquency Ratio equal to or greater than 7.33%                            Yes________               No____X____

         Cumulative Default Rate (see above table)                                           Yes________               No____X____

         Cumulative Net Loss Rate (see above table)                                          Yes________               No____X____

         Trigger Event that occurred as of a prior Determination Date
            is Deemed Cured as of current Determination Date                                 Yes________               No____X____

  XI.    Insurance Agreement Events of Default

         To the knowledge of the Servicer, an Insurance Agreement
            Event of Default has occurred                                                    Yes________               No____X____

         To the knowledge of the Servicer, a Capture Event has occurred and be continuing    Yes________               No____X____

         To the knowledge of the Servicer, a prior Capture Event has been cured by
            a permanent waiver                                                               Yes________               No____X____

         IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                              ARCADIA  FINANCIAL  LTD.

                              By:
                                  -------------------------------------

                              Name:  Scott R. Fjellman
                                     ----------------------------------
                              Title: Vice President / Securitization
                                     ----------------------------------


                                Page 3 (1997-A)